Capital World Growth and Income Fund® Summary prospectus February 1, 2016

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
CWGIX	CWGBX	CWGCX	CWGFX	WGIFX	CWIAX	CWIBX	CWICX	CWIEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
CWIFX	RWIAX	RWIBX	RWBEX	RWICX	RWIEX	RWIHX	RWIFX	RWIGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated February 1, 2016, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide you with long-term growth of capital while providing current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 62 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.22	0.99	0.99	0.50
Other expenses	0.16	0.15	0.20	0.19	0.17	0.27	0.29	0.28	0.22
Total annual fund operating expenses	0.77	1.52	1.57	0.81	0.54	0.86	1.65	1.64	1.09

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and/or service (12b-1) fees	0.00	1.00	0.74	0.60[2]	0.50	0.25	none	none	none
Other expenses	0.27	0.17	0.43[2]	0.24	0.22	0.17	0.27[2]	0.12	0.08
Total annual fund operating expenses	0.64	1.54	1.54	1.21	1.09	0.79	0.64	0.49	0.45

1 A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

2 Based on estimated amounts for the current fiscal year.

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$649	$807	$ 978	$1,474
B	655	880	1,029	1,610
C	260	496	855	1,867
F-1	83	259	450	1,002
F-2	55	173	302	677
529-A	658	834	1,024	1,575
529-B	668	920	1,097	1,744
529-C	267	517	892	1,944
529-E	111	347	601	1,329
529-F-1	65	205	357	798
R-1	157	486	839	1,834
R-2	157	486	839	1,834
R-2E	123	384	665	1,466
R-3	111	347	601	1,329
R-4	81	252	439	978
R-5E	65	205	357	798
R-5	50	157	274	616
R-6	46	144	252	567

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$155	$480	$829	$1,610
C	160	496	855	1,867
529-B	168	520	897	1,744
529-C	167	517	892	1,944

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of well-established companies located around the world, many of which have the potential to pay dividends. The fund invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies. Under normal market circumstances the fund will invest a significant portion

Capital World Growth and Income Fund / Summary prospectus     2

of its assets in securities of issuers domiciled outside the United States, including those based in developing countries.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objective, the fund tends to invest in stocks that the investment adviser believes to be relatively resilient to market declines.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities

3     Capital World Growth and Income Fund / Summary prospectus

purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The Lipper Global Funds Index includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Capital World Growth and Income Fund / Summary prospectus     4

Average annual total returns For the periods ended December 31, 2015 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	3/26/1993	–7.79%	5.69%	5.23%	10.15%
— After taxes on distributions		–8.59	5.24	4.73	N/A
— After taxes on distributions and sale of fund shares		–3.64	4.63	4.47	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–7.62%	5.82%	5.20%	6.79%
C	3/15/2001	–3.90	6.09	5.00	7.22
F-1	3/15/2001	–2.22	6.92	5.83	7.79
F-2	8/1/2008	–1.95	7.21	N/A	4.97
529-A	2/15/2002	–7.88	5.60	5.16	8.08
529-B	2/21/2002	–7.74	5.70	5.09	8.13
529-C	2/22/2002	–3.96	6.03	4.94	7.78
529-E	3/4/2002	–2.50	6.60	5.49	8.00
529-F-1	9/17/2002	–2.05	7.09	6.00	9.91
R-1	6/7/2002	–2.92	6.14	5.03	7.62
R-2	6/7/2002	–2.90	6.15	5.02	7.62
R-2E	8/29/2014	–2.59	N/A	N/A	–3.76
R-3	6/6/2002	–2.49	6.62	5.51	8.05
R-4	6/27/2002	–2.20	6.93	5.82	8.91
R-5	5/15/2002	–1.89	7.26	6.14	8.46
R-6	5/1/2009	–1.87	7.31	N/A	11.50

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.36%	6.09%	4.76%	6.93%
Lipper Global Funds Index (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	–1.16	6.14	4.80	7.13
Class A annualized 30-day yield at November 30, 2015: 1.71% (For current yield information, please call American FundsLine® at (800) 325-3590.)

5     Capital World Growth and Income Fund / Summary prospectus

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark E. Denning Vice Chairman of the Board and President	23 years	Partner – Capital Research Global Investors
L. Alfonso Barroso Senior Vice President	9 years	Partner – Capital Research Global Investors
Michael Cohen Senior Vice President	4 years	Partner – Capital International Investors
Sung Lee Vice President	10 years	Partner – Capital Research Global Investors
David M. Riley Vice President	9 years	Partner – Capital Research Global Investors
Joyce E. Gordon	8 years	Partner – Capital Research Global Investors
Harold H. La	9 years	Partner – Capital Research Global Investors
Eric S. Richter	7 years	Partner – Capital Research Global Investors
James Terrile	2 years	Partner – Capital Research Global Investors

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Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-033-0216P Litho in USA CGD/RRD/8022	Investment Company File No. 811-07338

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY